UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 6, 2012, KBS Real Estate Investment Trust, Inc. (the “Company”), through an indirect wholly owned subsidiary (the “BBD1 Owner”), sold its membership interests (the “BBD1 Equity Interests”) in its wholly owned subsidiaries that indirectly own 113 of the BBD1 Properties (described below), including $84.4 million of defeasance securities, to GPT GIG BOA Portfolio Holdings LLC (f/k/a BBD1 Holdings LLC) (the “BBD1 Buyer”), an unaffiliated entity and an affiliate of GKK Realty Advisors LLC (“GKK Realty Advisors”) (the “BBD1 Equity Interest Disposition”), and directly transferred two of the BBD1 Properties to certain third parties in consummation of sales agreements entered into by and between the BBD1 Buyer and those certain third parties (the “BBD1 Third Party Dispositions”; together with the BBD1 Equity Interest Disposition, the “BBD1 Disposition”).  GKK Realty Advisors serves as the asset manager for certain of the Company's real estate assets. The BBD1 Properties consist of 115 office properties and operations centers encompassing approximately 5.6 million rentable square feet.
The sale price for the BBD1 Disposition was $485.0 million, excluding closing costs. The BBD1 Buyer paid a portion of the purchase price with six million shares of stock of Gramercy Capital Corp. ("Gramercy") and received a credit of $15.0 million for such shares in accordance with the purchase and sale agreement.  The shares consist of two million shares of common stock of Gramercy with a par value of $0.001 per share, two million shares of Class B-1 non-voting common stock of Gramercy with a par value of $0.001 per share and two million shares of Class B-2 non-voting common stock of Gramercy with a par value of $0.001 per share.  The Company agreed not to sell, transfer or assign the two million shares of common stock issued to the Company at closing until June 6, 2013.  The Company has the right to convert each share of Class B common stock into one share of common stock of Gramercy at any time on or after the following dates: (i) September 6, 2013 in the case of Class B-1 common stock and (ii) December 6, 2013 in the case of Class B-2 common stock.  On March 6, 2014, each share of Class B common stock that has not previously been converted and remains outstanding shall automatically convert into one share of common stock of Gramercy.
As of September 30, 2012, the carrying value of the BBD1 Properties (including above and below market lease intangibles, and excluding other assets and liabilities transferred to the BBD1 Buyer) in the Company's consolidated financial statements was approximately $423.1 million. As mentioned above, in conjunction with the BBD1 Disposition, the Company transferred $84.4 million of defeasance securities to the BBD1 Buyer along with debt of $79.7 million secured by these defeasance securities. The Company used the proceeds from the BBD1 Disposition to effectively repay the outstanding mortgage debt secured by the BBD1 Properties of $232.4 million (which payment included the purchase of additional securities to defease the mortgage debt transferred to the BBD1 Buyer), to pay in full the $27.8 million outstanding balance under a mezzanine loan and for general corporate purposes.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-2
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-4
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-6

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: December 10, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2011 and September 30, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and for the three and nine months ended September 30, 2012, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three and nine months ended September 30, 2012 have been included in KBS REIT’s prior filings with the SEC.
The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the disposition of certain assets and liabilities related to the BBD1 Disposition as if the sale occurred on September 30, 2012. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position as it occurred on December 6, 2012, as certain amounts and balances have changed.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 have been prepared to give effect to the BBD1 Disposition on December 6, 2012, as if the sale occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the BBD1 Disposition been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustments
		BBD1 Disposition (b)		Pro Forma Total
Assets
Real estate held for investment:
Land	$434,400	—		434,400
Buildings and improvements	1,537,349	—		1,537,349
Tenant origination and absorption costs	185,748	—		185,748
Total real estate held for investment, at cost and net of impairment charges	2,157,497	—		2,157,497
Less accumulated depreciation and amortization	(216,638)	—		(216,638)
Total real estate held for investment, net	1,940,859	—		1,940,859
Real estate held for sale, net	540,589	(485,902)		54,687
Foreclosed real estate held for sale	26,254	—		26,254
Total real estate, net	2,507,702	(485,902)		2,021,800
Real estate loans receivable, net	28,527	—		28,527
Total real estate and real estate-related investments, net	2,536,229	(485,902)		2,050,327
Cash and cash equivalents	89,230	186,774	(c)	276,004
Restricted cash	150,238	—		150,238
Pledged government securities	88,220	(84,460)		3,760
Rents and other receivables, net	46,956	—		46,956
Above-market leases, net	37,988	—		37,988
Assets related to real estate held for sale	3,847	(3,060)		787
Deferred financing costs, prepaid expenses and other assets	37,512	12,000	(d)	49,512
Total assets	$2,990,220	$(374,648)		$2,615,572
Liabilities and equity
Notes payable:
Notes payable	$1,547,072	(38,980)	(e)	1,508,092
Notes payable related to real estate held for sale	355,442	(329,706)		25,736
Total notes payable	1,902,514	(368,686)		1,533,828
Accounts payable and accrued liabilities	63,153	—		63,153
Due to affiliates	9	—		9
Below-market leases, net	99,720	—		99,720
Liabilities related to real estate held for sale	77,891	(65,904)		11,987
Other liabilities	60,693	—		60,693
Total liabilities	2,203,980	(434,590)		1,769,390
Commitments and contingencies
Redeemable common stock	3,279	—		3,279
Equity
KBS Real Estate Investment Trust, Inc. stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 191,271,397 shares issued and outstanding as of September 30, 2012	1,913	—		1,913
Additional paid-in capital	1,685,531	—		1,685,531
Cumulative distributions and net losses	(904,190)	59,942		(844,248)
Accumulated other comprehensive loss	(293)	—		(293)
Total stockholders’ equity	782,961	59,942		842,903
Total liabilities and equity	$2,990,220	$(374,648)		$2,615,572

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q as of September 30, 2012.

(b)	Represents material adjustments to reflect the BBD1 Disposition. The sale price of the BBD1 Disposition was $485.0 million, excluding closing costs.

(c)
Represents the amount of proceeds from the BBD1 Disposition after the repayment of $245.2 million of mortgage debt outstanding (net of defeasance) and the repayment of $39.0 million of debt outstanding due under a mezzanine loan. See note (e) below for more information.

(d)
Represents six million shares of stock of Gramercy Capital Corp. received from the BBD1 Disposition. The BBD1 Buyer paid a portion of the purchase price with six million shares of stock and received a credit of $15.0 million for such shares in accordance with the purchase and sale agreement, which does not reflect the fair value of such shares as of the closing date. Additionally, the Company transferred a $3.0 million letter of credit to the BBD1 Buyer for $1.0 million in cash consideration.

(e)
Represents the required repayment of the outstanding debt due under a mezzanine loan from the BBD1 Disposition sale proceeds. As of September 30, 2012, the outstanding principal balance of the mezzanine loan was $39.0 million. Subsequent to September 30, 2012, and through the closing date of the BBD1 Disposition, the Company made principal amortization payments of $11.2 million, reducing the outstanding principal balance as of the closing date to $27.8 million.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		BBD1 Disposition (b)
Revenues:
Rental income	$161,580	$—	$161,580
Tenant reimbursements	51,585	—	51,585
Interest income from real estate loans receivable	2,291	—	2,291
Interest income from real estate securities	689	—	689
Parking revenues and other operating income	3,037	—	3,037
Total revenues	219,182	—	219,182
Expenses:
Operating, maintenance, and management	69,080	—	69,080
Real estate taxes, property-related taxes, and insurance	29,103	—	29,103
Asset management fees to affiliate	8,788	—	8,788
General and administrative expenses	17,420	—	17,420
Depreciation and amortization	81,033	—	81,033
Interest expense	76,542	—	76,542
Impairment charge on real estate held for investment	18,183	—	18,183
Provision for loan losses	142	—	142
Total expenses	300,291	—	300,291
Other income:
Gain on sales of foreclosed real estate held for sale	127	—	127
Gain on sales of real estate securities	25,456	—	25,456
Income from unconsolidated joint venture	750	—	750
Other interest income	20	—	20
Total other income	26,353	—	26,353
Loss from continuing operations	(54,756)	—	(54,756)
Discontinued operations:
Gain on sales of real estate, net	7,781	—	7,781
Income (loss) from discontinued operations	11,872	(12,356)	(484)
Impairment charges on discontinued operations	(13,808)	—	(13,808)
Gain from extinguishment of debt	10,980	—	10,980
Total income (loss) from discontinued operations	16,825	(12,356)	4,469
Net income (loss)	(37,931)	(12,356)	(50,287)
Net (income) loss attributable to noncontrolling interest	—	—	—
Net income (loss) attributable to common stockholders	$(37,931)	$(12,356)	$(50,287)
Basic and diluted income (loss) per common share:
Continuing operations	(0.29)		(0.28)
Discontinued operations	0.09		0.02
Net loss per common share	$(0.20)		$(0.26)
Weighted-average number of common shares outstanding, basic and diluted	191,657,587		191,657,587

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Amount represents the adjustment to remove the historical operations of the BBD1 Properties as reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2012.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment	Pro Forma Total
		BBD1 Disposition (b)
Revenues:
Rental income	$156,060	$—	$156,060
Tenant reimbursements	53,708	—	53,708
Interest income from real estate loans receivable	13,383	—	13,383
Interest income from real estate securities	2,857	—	2,857
Parking revenues and other operating income	2,530	—	2,530
Total revenues	228,538	—	228,538
Expenses:
Operating, maintenance, and management	73,185	—	73,185
Real estate taxes, property-related taxes, and insurance	29,822	—	29,822
Asset management fees to affiliate	14,546	—	14,546
General and administrative expenses	20,232	—	20,232
Depreciation and amortization	82,310	—	82,310
Interest expense	70,970	—	70,970
Impairment charge on real estate held for investment	15,823	—	15,823
Provision for loan losses	11,999	—	11,999
Total expenses	318,887	—	318,887
Other income:
Gain on sales of foreclosed real estate held for sale	134	—	134
Income from unconsolidated joint venture	5,029	—	5,029
Other interest income	103	—	103
Other income	1,600	—	1,600
Total other income	6,866	—	6,866
Loss from continuing operations	(83,483)	—	(83,483)
Discontinued operations:
Gain on sales of real estate, net	5,141	—	5,141
Income (loss) from discontinued operations	4,122	(3,540)	582
Impairment charges on discontinued operations	(36,754)	—	(36,754)
Gain from extinguishment of debt	115,531	—	115,531
Total income (loss) from discontinued operations	88,040	(3,540)	84,500
Net income (loss)	4,557	(3,540)	1,017
Net income attributable to noncontrolling interest	(23,895)	—	(23,895)
Net income (loss) attributable to common stockholders	$(19,338)	$(3,540)	$(22,878)
Basic and diluted income (loss) per common share:
Continuing operations	(0.57)		(0.57)
Discontinued operations	0.47		0.45
Net loss per common share	$(0.10)		$(0.12)
Weighted-average number of common shares outstanding, basic and diluted	188,134,294		188,134,294

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)	Amount represents the adjustment to remove the historical operations of the BBD1 Properties as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2011.